SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): FEBRUARY 24, 2003


                                 ARTISOFT, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                   000-19462                    86-0446453
(State or Other Jurisdiction        (Commission                (I.R.S. Employer
     of Incorporation)              File Number)             Identification No.)


           5 CAMBRIDGE CENTER
        CAMBRIDGE, MASSACHUSETTS                                    02142
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: (617) 354-0600


                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     Artisoft, Inc. (the "Company") is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as an exhibit hereto the Company's press release dated February 24, 2003, announcing the appointment of Duncan Perry as Chief Financial Officer of the Company and the promotion of Azmi Jafarey as Vice President of Customer Services and Information Technology (IT). The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     None.

(b)  PRO FORMA FINANCIAL INFORMATION.

     None.

(c)  EXHIBITS.


     Exhibit No.      Description
     -----------      -----------

        99.1          Press release dated February 24, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ARTISOFT, INC.

                                    By: /s/ Steven G. Manson
                                        ----------------------------------------
                                    Name: Steven G. Manson
Date: February 24, 2003             Title: President and Chief Executive Officer

                                  EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION
-----------      -----------

   99.1          Press release dated February 24, 2003.